UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 15, 2005
Penton Media, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-14337	36-2875386

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Penton Media Building 1300 East Ninth Street, Cleveland, Ohio	44114-1503

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 216-696-7000

Item 7.01. Regulation FD Disclosure.
On August 15, 2005, Penton Media, Inc. (“the Company”) provided information to certain media outlets regarding second quarter 2005 results, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(c)

Exhibit	Description

99.1	Penton Media, Inc. Second Quarter 2005 Performance and Operating Highlights

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Penton Media, Inc.
By:	/s/ Preston L. Vice
	Name:	Preston L. Vice
	Title:	Chief Financial Officer

Date: August 15, 2005

Exhibit Index

Exhibit	Description

99.1	Penton Media, Inc. Second Quarter 2005 Performance and Operating Highlights